Exhibit 99.1                                     For Further Information Contact
                                                                 Harry J. Cynkus
                                                                  (404) 888-2922

FOR IMMEDIATE RELEASE

                    ROLLINS, INC. REPORTS FOURTH QUARTER AND
                           FULL-YEAR FINANCIAL RESULTS

o 20th consecutive quarter of improved earnings results
o Net income up 187.4% to $13.9 million for the fourth quarter
o Revenues rose 16.0% for the quarter
o Earnings per share before the cumulative effect of a change in accounting principle increased $0.48 to $1.25 for the year, a 62.3% increase

     Atlanta, GA, February 16, 2005 - Rollins, Inc. (NYSE:ROL) a premier North American consumer services company, today reported its unaudited financial results for its fourth quarter and year ended December 31, 2004.

     The Company reported an increase in net income of 187.4% to $13.9 million, or $0.30 per diluted share for the fourth quarter, compared to $4.8 million, or $0.10 per diluted share for the same period in 2003, as previously reported. Net income for the quarter included gains from the sale of assets, net of tax, of $6.3 million or $0.13 per share, in 2004 and $1.0 million net of tax, or $.02 per share, in 2003, as previously reported. Revenue for the fourth quarter rose 16.0% to $183.8 million, (14.1% and $180.8 million, before the accounting change), compared to revenue of $158.5 million for the comparable quarter in 2003. Excluding operations of Western Pest Services, which was acquired on April 30, 2004, and the accounting change, revenues for the quarter increased 2.9%.

     Net income for full year 2004 climbed 45.6% to $52.1 million, or $1.11 per diluted share, ($58.3 million or $1.25 per diluted share before the accounting change) compared to net income of $35.8 million, or $0.77 per diluted share for full year 2003. Revenues increased to $750.9 million for the year, ($749.4 before the change in accounting), compared to $677.0 million for the prior year.

     In past years, traditional termite treatments were recognized as revenue at the renewal date and an accrual was established for estimated costs of reapplications and repairs remaining to be incurred. In 2004, the Company reassessed its accounting for traditional termite contract renewals, due to differences in business practices between Orkin and Western Pest Services, a 2004 acquisition. Under the newly adopted accounting method, which the Company believes is preferable and more closely conforms to the guidance provided in applicable accounting literature, the revenue received is deferred and recognized on a straight-line basis over the remaining contract term. In addition, the future cost of reinspections, reapplications and repairs and associated labor and chemicals are expensed as incurred. The cumulative effect of the change in accounting principle, which had no impact on the Company's cash flows in 2004, was recorded as of January 1, 2004. Due to this change, the Company recorded a cumulative adjustment of $6.2 million (net of income taxes). The accounting change had the effect of increasing revenue recognized in 2004 by $1.5 million but did not impact income before cumulative effect of change in accounting principle for the year. As this change does impact the timing of the revenue recognition in each quarter, attached are results of operations for the previously reported quarters of 2004, giving effect to the accounting change as of January 1, 2004, reconciled to the quarterly results for 2004 prior to the accounting change.

     Rollins' balance sheet remains strong with total assets increasing to $419.8 million and stockholders equity increasing to $168.6 million. The Company ended the year with total cash and cash equivalents of $56.7 million.

     Gary Rollins, President and Chief Executive Officer of Rollins, Inc. stated, "We are pleased with the results we achieved for both our fourth quarter and full year. During the year we grew both the residential and commercial service lines of our business, experiencing increased customer and employee retention and the gain of new customers. Sales and service initiatives continue to play a positive role in this growth."

     Mr. Rollins continued, "Lead generation and service improvements are driving residential business growth. We began the re-engineering of our commercial business segment in the fourth quarter and would expect this project to start making a positive contribution in fiscal 2005."

     "Western is proving to be a successful acquisition for us. We continue to be impressed by the Western leadership and team. They contributed to our revenue growth, particularly in the last half of the year, and we expect them to play a significant role in our growth strategy going forward."

     Mr.   Rollins   concluded,   "We  are  most  excited  about  our  Company's
opportunities in 2005 and beyond. We are dedicated to further improving our retention, revenue growth, employees' productivity, and profitability. We have a number of programs underway that will help us to achieve these goals and we continue to explore additional opportunities to accelerate our performance. At the same time, we are committed to providing our customers in all areas of our business with the very best pest and termite control service to meet their ever changing needs."

     Rollins, Inc. is one of the nation's largest consumer services companies. Through its wholly owned subsidiaries, Orkin, Inc. and Western Pest Services, the Company provides essential pest control services and protection against termite damage, rodents and insects to approximately 1.7 million customers in the United States, Canada and Mexico from over 400 locations. You can learn more about Orkin by visiting our Web sites at www.orkin.com and www.rollins.com. You can also find this and other news releases at www.rollins.com by accessing the news releases button.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS
     The above release contains statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation, statements regarding opportunities and expected improvements in 2005, the future contributions of Western, and expected contributions of the commercial business segment. The actual results of the
Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties, including without limitation, general economic conditions; market risk; changes in industry practices or technologies; the degree of success of the Company's pest and termite process reforms and pest control selling and treatment methods; the Company's ability to identify potential acquisitions; integrate acquired
companies;   climate  and  weather  trends;

competitive factors and pricing practices; potential increases in labor costs; uncertainties of litigation; and changes in various government laws and regulations, including environmental regulations. All of the foregoing risks and uncertainties are beyond the ability of the Company to control, and in many cases the Company cannot predict the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements.

                         ROLLINS, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
                                 (In thousands)
                                                     2004                2003
At December 31                                   (Unaudited)           (Audited)
--------------------------------------------------------------------------------
ASSETS

      Cash and Cash Equivalents              $       56,737      $       59,540
      Marketable Securities                             ---              21,866
      Trade Receivables Short-Term, Net              45,469              39,380
      Materials and Supplies                          8,876               9,837
      Deferred Income Taxes                          29,381              23,243
      Other Current Assets                            7,368               7,414
                                             ---------------     ---------------

       Current Assets                               147,831             161,280

      Equipment and Property, Net                    49,163              35,836
      Goodwill and Other Intangible Assets          195,470             102,831
      Trade Receivables Long-Term, Net                9,755               9,091
      Deferred Income Taxes                          13,328              15,902
      Other Assets                                    4,259              24,964
                                             ---------------     ---------------
       Total Assets                          $      419,806      $      349,904
                                             ===============     ===============

--------------------------------------------------------------------------------
LIABILITIES

      Accounts Payable                       $       15,438      $       12,290
      Accrued Insurance                              14,963              13,050
      Accrued Payroll                                38,453              31,019
      Unearned Revenue                               81,195              46,007
      Other Current Liabilities                      37,931              42,656
                                             ---------------     ---------------
        Current Liabilities                         187,980             145,022

      Long-Term Accrued Liabilities                  63,251              66,108
                                             ---------------     ---------------
        Total Liabilities                           251,231             211,130
                                             ---------------     ---------------

--------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY

      Common Stock                                   45,670              45,157
      Retained Earnings and Other Equity            122,905              93,617
                                             ---------------     ---------------
        Total Stockholders' Equity                  168,575             138,774
                                             ---------------     ---------------

        Total Liabilities and
                Stockholders' Equity         $      419,806      $      349,904
                                             ===============     ===============

                         ROLLINS, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
           FOR THE FOURTH QUARTER AND TWELVE MONTHS ENDED DECEMBER 31
                      (In thousands except per share data)

                                                                                 Fourth Quarter                  Twelve Months
                                                                          ---------------------------    ---------------------------
                                                                              2004           2003            2004           2003
                                                                           (Unaudited)     (Audited)      (Unaudited)     (Audited)
                                                                          ------------  -------------    ------------  -------------

REVENUES                                                                  $   183,818   $    158,524     $   750,884   $    677,013
                                                                          ------------  -------------    ------------  -------------

COSTS AND EXPENSES
    Cost of Services Provided                                                  99,748         86,687         395,334        362,422
    Depreciation and Amortization                                               6,364          4,921          23,034         20,179
    Sales, General and Administrative                                          65,483         58,599         258,893        236,514
    (Gain)/Loss on Sales of Assets                                            (10,259)        (1,664)        (24,716)        (1,700)
    Interest Income                                                              (108)          (152)           (373)          (432)
                                                                          ------------  -------------    ------------  -------------
  TOTAL COSTS AND EXPENSES                                                    161,228        148,391         652,172        616,983
                                                                          ------------  -------------    ------------  -------------

INCOME BEFORE INCOME TAXES                                                     22,590         10,133          98,712         60,030

PROVISION FOR INCOME TAXES                                                      8,721          5,308          40,453         24,269
                                                                          ------------  -------------    ------------  -------------

INCOME BEFORE CUMULATIVE EFFECT CHANGE IN
  ACCOUNTING PRINCIPLE                                                         13,869          4,825          58,259         35,761

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, NET                            -              -          (6,204)             -
                                                                          ------------  -------------    ------------  -------------

NET INCOME                                                                $    13,869   $      4,825     $    52,055   $     35,761
                                                                          ============  =============    ============  =============


NET INCOME PER COMMON SHARE-BASIC:
  INCOME BEFORE CUMULATIVE EFFECT CHANGE
  IN ACCOUNTING PRINCIPLE                                                 $      0.30   $       0.11     $      1.28   $       0.79
  CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, NET                          -              -           (0.14)             -
                                                                          ------------  -------------    ------------  -------------

NET INCOME PER COMMON SHARE-BASIC                                         $      0.30   $       0.11     $      1.14   $       0.79
                                                                          ============  =============    ============  =============

NET INCOME PER COMMON SHARE-DILUTED:
  INCOME BEFORE CUMULATIVE EFFECT CHANGE
  IN ACCOUNTING PRINCIPLE                                                 $      0.30   $       0.10     $      1.25   $       0.77
  CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, NET                          -              -           (0.14)             -
                                                                          ------------  -------------    ------------  -------------

NET INCOME PER COMMON SHARE-DILUTED                                       $      0.30   $       0.10     $      1.11   $       0.77
                                                                          ============  =============    ============  =============

AVERAGE SHARES OUTSTANDING - BASIC                                             45,677         45,130          45,547         45,069

AVERAGE SHARES OUTSTANDING - DILUTED                                           46,928         46,313          46,778         46,206


                                                                      ADJUSTED FOR THREE FOR TWO STOCK EFFECTIVE MARCH 10, 2005


AVERAGE SHARES OUTSTANDING - DILUTED                                           70,392         69,469          70,167         69,309

NET INCOME PER COMMON SHARE-DILUTED:
  INCOME BEFORE CUMULATIVE EFFECT CHANGE
  IN ACCOUNTING PRINCIPLE                                                 $      0.20   $       0.07     $      0.83   $       0.52
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, NET                            -              -           (0.09)             -
                                                                          ------------  -------------    ------------  -------------

NET INCOME PER COMMON SHARE-DILUTED                                       $      0.20   $       0.07     $      0.74   $       0.52
                                                                          ============  =============    ============  =============

                                  ROLLINS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                     FOR THE TWELVE MONTHS ENDED DECEMBER 31
                                 (In thousands)

                                                                                     2004              2003
                                                                                  Unaudited           Audited
                                                                                ---------------    --------------
Operating Activities
   Net Income                                                                   $       52,055     $      35,761
   Adjustments to Reconcile Net Income to Net Cash
   Provided by Operating Activities:
     Change in Accounting Policy, Net                                                    6,204                 -
     Depreciation and Amortization                                                      23,034            20,179
     Provision for Deferred Income Taxes                                                13,617            10,405
     Other, Net                                                                          1,399               654
     Gain on Sale of Assets                                                            (24,716)           (1,700)
   (Increase) Decrease in Assets:
     Trade Receivables                                                                  (6,088)              339
     Materials and Supplies                                                              2,645               878
     Other Current Assets                                                                  482             2,056
     Other Non-Current Assets                                                             (304)             (199)
   Increase (Decrease) in Liabilities:
     Accounts Payable and Accrued Expenses                                              14,959             9,776
     Unearned Revenue                                                                    5,582             2,959
     Accrued Insurance                                                                  (3,703)           (2,889)
      Accrual for Termite Contracts                                                     (5,046)           (2,573)
      Long-Term Accrued Liabilities                                                     (8,193)          (15,327)
                                                                                ---------------    --------------
   Net Cash Provided by Operating Activities                                            71,927            60,319
                                                                                ---------------    --------------

Investing Activities
   Purchases of Equipment and Property                                                 (14,204)          (10,597)
   Net Cash Used for Acquisition of Companies                                          (98,090)           (1,543)
   Sales/(Purchases) of Marketable Securities, Net                                      21,866           (21,866)
   Proceeds From Sale of Assets, Net of Deferred Gain of $841                           25,726             1,700
                                                                                ---------------    --------------
   Net Cash Provided by (Used In) Investing Activities                                 (64,702)          (32,306)
                                                                                ---------------    --------------
Financing Activities
   Dividends Paid                                                                      (10,924)           (9,010)
   Common Stock Purchased                                                                 (937)                -
   Other                                                                                 1,833             2,222
                                                                                ---------------    --------------
   Net Cash Used in Financing Activities                                               (10,028)           (6,788)
                                                                                ---------------    --------------

   Net Increase/(Decrease) in Cash and Cash Equivalents                                 (2,803)           21,225
   Cash and Cash Equivalents at Beginning of Year                                       59,540            38,315
                                                                                ---------------    --------------
   Cash and Cash Equivalents at End of Period                                   $       56,737     $      59,540
                                                                                ===============    ==============

                                CONFERENCE CALL
                                 Rollins, Inc.
                                  (NYSE: ROL)

  Management will hold a conference call to discuss fourth quarter results on:

                        Wednesday, February 16, 2005 at:
                               10:00 a.m. Eastern
                               9:00 a.m. Central
                               8:00 a.m. Mountain
                               7:00 a.m. Pacific

                                TO PARTICIPATE:
                       Please dial 800-218-0204 domestic;
                           303-262-2130 international
                     at least 5 minutes before start time.

                REPLAY: through February 23, 2005 at 11:00 p.m.
           Please dial 800-405-2236/303-590-3000, Passcode: 11020461
             THIS CALL CAN ALSO BE ACCESSED THROUGH THE INTERNET AT
                                 www.viavid.net

                                  Questions?:
              Janet Cruz at FRB/Weber Shandwick at 212-445-8453 or
                       email to jcruz@webershandwick.com

                                 Reconciliation
   Revenue Excluding Change in Accounting Principle and Western Pest Services

                                                              Fourth Quarter
                                                   ------------------------------
                                                          2004              2003            $B/(W)        %B/(W)
                                                          ----              ----            ------        ------
Total Net Revenues                                 $   183,818      $    158,524       $    25,294          16.0 %
Less:
Change in Accounting Principle                           3,020                 -             3,020
                                                   ---------------------------------------------------------------
Revenue Excluding Change in
  Accounting Principle                             $   180,798      $    158,524       $    22,274          14.1 %

Less:
Western Acquisition                                     17,689                 -            17,689
                                                   ---------------------------------------------------------------
Revenue Excluding Change in
  Accounting Principle and Western Pest Services   $   163,109      $    158,524       $     4,585           2.9 %
                                                   ===============================================================



                                 Reconciliation
   Revenue Excluding Change in Accounting Principle and Western Pest Services

                                                              Twelve Months
                                                   ------------------------------
                                                          2004              2003            $B/(W)        %B/(W)
                                                          ----              ----            ------        ------
Total Net Revenues                                  $  750,884      $    677,013       $    73,871          10.9 %
Less:
Change in Accounting Principle                           1,439                 -             1,439
                                                    --------------------------------------------------------------
Revenue Excluding Change in
  Accounting Principle                              $  749,445      $    677,013       $    72,432          10.7 %

Less:
Western Acquisition                                     49,037                 -            49,037
                                                    --------------------------------------------------------------
Revenue Excluding Change in
  Accounting Principle and Western Pest Services    $  700,408      $    677,013       $    23,395           3.5 %
                                                    ==============================================================

                    ROLLINS, INC. AND SUBSIDIARIES
            CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
            (In thousands except share and per share data)
                             (Unaudited)
                                                      Previously          Effect of        As Restated
                                                       Reported          Accounting
                                                    as of March 31,        Change         as of March 31,
                                                         2004                                   2004
                                               --------------------- ------------------  -------------------
Assets
Cash and Short-Term Investments                $             97,888  $               -   $           97,888
Marketable Securities                                             -                  -                    -
Trade Receivables Short Term, Net                            36,349                  -               36,349
Materials and Supplies                                       10,147                  -               10,147
Deferred Income Taxes                                        20,580              6,752               27,332
Other Current Assets                                         10,092                  -               10,092
                                               --------------------- ------------------  -------------------
  Current Assets                                            175,056              6,752              181,808

Equipment and Property, Net                                  34,618                  -               34,618
Goodwill                                                     72,521                  -               72,521
Customer Contracts                                           28,924                  -               28,924
Trade Receivables Long Term, Net                              9,200                  -                9,200
Deferred Income Taxes                                        17,287             (3,533)              13,754
Other Assets                                                 25,350                  -               25,350
                                               --------------------- ------------------  -------------------
  Total Assets                                 $            362,956  $           3,219   $          366,175
                                               ===================== ==================  ===================

Liabilities
Accounts Payable                               $             15,325  $             (50)  $           15,275
Accrued Insurance                                            13,050                  -               13,050
Accrued Payroll                                              26,913                 50               26,963
Unearned Revenue                                             50,702             22,435               73,137
Accrual For Termite Contracts                                21,500             (7,317)              14,183
Other Current Liabilities                                    23,983                  -               23,983
                                               --------------------- ------------------  -------------------
  Current Liabilities                                       151,473             15,118              166,591

Accrued Insurance                                            24,764                  -               24,764
Accrual For Termite Contracts                                22,135             (8,214)              13,921
Accrued Pension                                                   -                  -                    -
Long-Term Accrued Liabilities                                16,741              1,371               18,112
                                               --------------------- ------------------  -------------------
Total Liabilities                                           215,113              8,275              223,388

Stockholder's Equity
Common Stock                                                 45,399                  -               45,399
Retained Earnings and Other Equity                          102,444             (5,056)              97,388
                                               --------------------- ------------------  -------------------
  Total Stockholders' Equity                                147,843             (5,056)             142,787
                                               --------------------- ------------------  -------------------
  Total Liabilities and Stockholders' Equity   $            362,956  $           3,219   $          366,175
                                               ===================== =================== ===================

                         ROLLINS, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                      (In thousands except per share data)
                                   (Unaudited)
                                                                                             Three Months Ended
                                                                           Previously            Effect of          As Restated
                                                                            Reported             Accounting
                                                                           March 31,               Change            March 31,
                                                                              2004                                     2004
                                                                     --------------------   ------------------  --------------------
Revenues                                                             $           158,692    $           1,724   $           160,416
                                                                     --------------------   ------------------  --------------------

Costs & Expenses
Cost of Services Provided                                                         85,357                 (222)               85,135
Depreciation & Amortization                                                        4,657                    -                 4,657
Sales General & Administrative                                                    54,175                    -                54,175
(Gain)/Loss on Sales of Assets                                                         1                    -                     1
Interest (Income)/Expense                                                           (150)                   -                  (150)
                                                                     --------------------   ------------------  --------------------
Total Cost & Expenses                                                $           144,040    $            (222)  $           143,818
                                                                     --------------------   ------------------  --------------------
Income Before Taxes                                                               14,652                1,946                16,598

Provision for Income Taxes                                                         5,934                  798                 6,732

Cumulative effect of change in accounting principle, net                               -               (6,204)               (6,204)
                                                                     --------------------   ------------------  --------------------
Net Income                                                           $             8,718    $          (5,056)  $             3,662
                                                                     =====================  =================== ====================

Net income (loss) per common share-basic:
   Income (loss) before cumulative effect
     change in accountng principle                                   $              0.20    $           (0.11)  $              0.09


Net income (loss) per common share-diluted
   Income (loss) before cumulative effect
     change in accountng principle                                   $              0.19    $           (0.11)  $              0.08


AVERAGE SHARES OUTSTANDING - BASIC                                                45,298               45,298                45,298


AVERAGE SHARES OUTSTANDING - DILUTED                                              46,643               46,643                46,643


                         ROLLINS, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
                 (In thousands except share and per share data)
                                   (Unaudited)
                                                                             Previously          Effect of          As Restated
                                                                              Reported           Accounting
                                                                           as of June 30,          Change         as of June 30,
                                                                                2004                                   2004
                                                                     ---------------------   -----------------   -------------------
Assets
Cash and Short-Term Investments                                      $             21,865    $              -    $           21,865
Marketable Securities                                                                   -                   -                     -
Trade Receivables Short Term, Net                                                  51,941              (3,368)               48,573
Materials and Supplies                                                             12,157                   -                12,157
Deferred Income Taxes                                                              21,633               8,490                30,123
Other Current Assets                                                               10,441                   -                10,441
                                                                     ---------------------   -----------------   -------------------
  Current Assets                                                                  118,037               5,122               123,159

Equipment and Property, Net                                                        45,313                   -                45,313
Goodwill                                                                          113,853                   -               113,853
Customer Contracts                                                                 82,166                   -                82,166
Trade Receivables Long Term, Net                                                   10,824                   -                10,824
Deferred Income Taxes                                                               8,860              (3,243)                5,617
Other Assets                                                                       30,908                   -                30,908
                                                                     ---------------------   -----------------   -------------------
  Total Assets                                                       $            409,961    $          1,879    $          411,840
                                                                     =====================   =================   ===================

Liabilities
Accounts Payable                                                     $             14,756    $            (58)   $           14,698
Accrued Insurance                                                                  13,050                   -                13,050
Accrued Payroll                                                                    33,313                  57                33,370
Unearned Revenue                                                                   58,511              26,425                84,936
Accrual For Termite Contracts                                                      21,704              (7,066)               14,638
Other Current Liabilities                                                          30,306                   -                30,306
                                                                     ---------------------   -----------------   -------------------
  Current Liabilities                                                             171,640              19,358               190,998

Accrued Insurance                                                                  26,641                   -                26,641
Accrual For Termite Contracts                                                      23,621              (8,491)               15,130
Accrued Pension                                                                         -                   -                     -
Long-Term Accrued Liabilities                                                      18,482              (1,013)               17,469
                                                                     ---------------------   -----------------   -------------------
  Total Liabilities                                                               240,384               9,854               250,238

Stockholder's Equity
Common Stock                                                                       45,638                   -                45,638
Retained Earnings and Other Equity                                                123,939              (7,975)              115,964
                                                                     ---------------------   -----------------   -------------------
  Total Stockholders' Equity                                                      169,577              (7,975)              161,602
                                                                     ---------------------   -----------------   -------------------
Total Liabilities and Stockholders' Equity                           $            409,961    $          1,879    $          411,840
                                                                     =====================   =================   ===================

                         ROLLINS, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                      (In thousands except per share data)
                                   (Unaudited)
                                                                         Three Months Ended
                                                                             Previously          Effect of          As Restated
                                                                              Reported           Accounting
                                                                              June 30,             Change            June 30,
                                                                                2004                                   2004
                                                                     ---------------------   -----------------   -------------------
Revenues                                                             $            207,698    $         (4,973)   $          202,725
                                                                     ---------------------   -----------------   -------------------
Costs & Expenses
  Cost of Services Provided                                                       105,442                 (26)              105,416
  Depreciation & Amortization                                                       5,764                   -                 5,764
  Sales General & Administrative                                                   69,155                   -                69,155
  (Gain)/Loss on Sales of Assets                                                  (14,143)                  -               (14,143)
  Interest (Income)/Expense                                                           (47)                  -                   (47)
                                                                     ---------------------   -----------------   -------------------
  Total Cost & Expenses                                              $            166,171    $            (26)   $          166,145
                                                                     ---------------------   -----------------   -------------------

Income Before Taxes                                                                41,527              (4,947)               36,580

Provision for Income Taxes                                                         17,717              (2,028)               15,689
                                                                     ---------------------   -----------------   -------------------

Cumulative effect of change in accounting principle, net                                -                   -                     -
                                                                     --------------------   ------------------  --------------------
Net Income                                                                         23,810    $         (2,919)   $           20,891
                                                                     =====================   =================   ===================


Net income (loss) per common share-basic:
   Income (loss) before cumulative effect
     change in accountng principle                                   $               0.52    $          (0.07)   $             0.45


Net income (loss) per common share-diluted:
   Income (loss) before cumulative effect
     change in accountng principle                                   $               0.51    $          (0.07)   $             0.44


AVERAGE SHARES OUTSTANDING - BASIC                                                 45,552              45,552                45,552


AVERAGE SHARES OUTSTANDING - DILUTED                                               46,753              46,753                46,753

                    ROLLINS, INC. AND SUBSIDIARIES
            CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
            (In thousands except share and per share data)
                             (Unaudited)
                                                                          Previously             Effect of           As Restated
                                                                           Reported             Accounting
                                                                      as of September 30,         Change         as of September 30,
                                                                             2004                                        2004
                                                                     ---------------------  ------------------  --------------------
Assets
Cash and Short-Term Investments                                      $             40,894   $               -   $            40,894
Marketable Securities                                                                   -                   -                     -
Trade Receivables Short Term, Net                                                  52,295              (3,367)               48,928
Materials and Supplies                                                             11,002                   -                11,002
Deferred Income Taxes                                                              21,838               6,993                28,831
Other Current Assets                                                               11,283                   -                11,283
                                                                     ---------------------  ------------------  --------------------
  Current Assets                                                                  137,312               3,626               140,938

Equipment and Property, Net                                                        45,186                   -                45,186
Goodwill                                                                          114,333                   -               114,333
Customer Contracts                                                                 79,448                   -                79,448
Trade Receivables Long Term, Net                                                   11,063                   -                11,063
Deferred Income Taxes                                                               9,701              (3,132)                6,569
Other Assets                                                                       30,804                   -                30,804
                                                                     ---------------------  ------------------  --------------------
Total Assets                                                         $            427,847   $             494   $           428,341
                                                                     =====================  ==================  ====================

Liabilities
Accounts Payable                                                     $             14,378   $             (57)  $            14,321
Accrued Insurance                                                                  13,049                   -                13,049
Accrued Payroll                                                                    38,684                  57                38,741
Unearned Revenue                                                                   66,566              24,679                91,245
Accrual For Termite Contracts                                                      21,700              (8,971)               12,729
Other Current Liabilities                                                          28,110                   -                28,110
                                                                     ---------------------  ------------------  --------------------
  Current Liabilities                                                             182,487              15,708               198,195

Accrued Insurance                                                                  25,181                   -                25,181
Accrual For Termite Contracts                                                      21,684              (8,299)               13,385
Accrued Pension                                                                         -                   -                     -
Long-Term Accrued Liabilities                                                      19,252                (935)               18,317
                                                                     ---------------------  ------------------  --------------------
  Total Liabilities                                                               248,604               6,474               255,078

Stockholder's Equity
Common Stock                                                                       45,668                   -                45,668
Retained Earnings and Other Equity                                                133,575              (5,980)              127,595
                                                                     ---------------------  ------------------  --------------------
Total Stockholders' Equity                                                        179,243              (5,980)            173,263
                                                                     ---------------------  ------------------  --------------------
Total Liabilities and Stockholders' Equity                           $            427,847   $             494   $          428,341
                                                                     =====================  ==================  ====================

                         ROLLINS, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                      (In thousands except per share data)
                                   (Unaudited)
                                                                         Three Months Ended
                                                                             Previously          Effect of          As Restated
                                                                              Reported           Accounting
                                                                           September 30,           Change          September 30,
                                                                                2004                                   2004
                                                                     ---------------------  ------------------   -------------------
Revenues                                                             $            202,257   $           1,668    $          203,925
                                                                     ---------------------  ------------------   -------------------
Costs & Expenses
  Cost of Services Provided                                                       106,748              (1,713)              105,035
  Depreciation & Amortization                                                       6,249                   -                 6,249
  Sales General & Administrative                                                   70,080                   -                70,080
  (Gain)/Loss on Sales of Assets                                                     (315)                  -                  (315)
  Interest (Income)/Expense                                                           (68)                  -                   (68)
                                                                     ---------------------  ------------------   -------------------
  Total Cost & Expenses                                              $            182,694   $          (1,713)   $          180,981
                                                                     ---------------------  ------------------   -------------------

Income Before Taxes                                                                19,563               3,381                22,944

Provision for Income Taxes                                                          7,925               1,386                 9,311
                                                                     ---------------------  ------------------   -------------------

Cumulative effect of change in accounting principle, net                                -                   -                     -
                                                                     --------------------   ------------------  --------------------
Net Income                                                           $             11,638   $           1,995    $           13,633
                                                                     =====================  ==================   ===================


Net income (loss) per common share-basic:
   Income (loss) before cumulative effect
     change in accountng principle                                   $               0.26   $            0.04    $             0.30


Net income (loss) per common share-diluted
   Income (loss) before cumulative effect
     change in accountng principle                                   $               0.25   $            0.04    $             0.29

AVERAGE SHARES OUTSTANDING - BASIC                                                 45,660              45,660                45,660
AVERAGE SHARES OUTSTANDING - DILUTED                                               46,797              46,797                46,797